                                                                 Exhibit (g)(iv)
                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                                     Effective Date
----                                                                     --------------
Schwab International Index Fund -- Investor Shares                       July 21, 1993

Schwab International Index Fund -- Select Shares                         April 30, 1997

Schwab Small--Cap Index Fund -- Investor Shares                          October 14, 1993

Schwab Small--Cap Index Fund -- Select Shares                            April 30, 1997

Schwab MarketTrack Growth Portfolio -- Investor Shares (formerly known   September 25, 1995
as Schwab Asset Director--High Growth Fund)

Schwab MarketTrack Growth Portfolio -- P Shares                          November 29, 2005

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset    September 25, 1995
Director--Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio -- Investor Shares (formerly   September 25, 1995
known as Schwab Asset Director--Conservative Growth Fund)

Schwab MarketTrack Conservative Portfolio -- P Shares                    November 29, 2005

Schwab Market Track All Equity Portfolio (formerly known as Schwab       April 16, 1998
Asset Director--Aggressive Growth Fund)

Schwab S&P 500 Index Fund -- e.Shares                                    February 28, 1996

Schwab S&P 500 Index Fund -- Investor Shares                             February 28, 1996

Schwab S&P 500 Index Fund -- Select Shares                               April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)        May 21, 1996

Laudus International MarketMasters Fund -- Investor Shares (formerly            September 2, 1996
known as Schwab International MarketMasters Fund -- Investor Shares,
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus International MarketMasters Fund -- Select Shares (formerly              April 1, 2004
known as Schwab International MarketMasters Fund -- Select Shares, Schwab
MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus U.S. MarketMasters Fund -- Investor Shares (formerly known as            October 13, 1996
Schwab U.S. MarketMasters Fund -- Investor Shares, Schwab
MarketManager Growth Portfolio and Schwab OneSource Portfolios--Growth
Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares (formerly known as              June 1, 2004
Schwab U.S. MarketMasters Fund -- Select Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource Portfolios--Growth Allocation)

Schwab Balanced Fund (formerly known as Schwab Viewpoints Fund --               October 13, 1996
Investor Shares, Laudus Balanced MarketMasters Fund -- Investor Shares,
Schwab Balanced MarketMasters Fund -- Investors Shares, Schwab MarketManager
Balanced Portfolio and Schwab OneSource Portfolios--Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investors Shares (formerly known          August 3, 1997
as Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select Shares (formerly known as          June 1, 2004
Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Institutional Select S&P 500 Fund (formerly known as                     October 28, 1998
Institutional Select S&P 500 Fund)

Schwab Total Stock Market Index Fund -- Investor Shares                         April 15, 1999

Schwab Total Stock Market Index Fund -- Select Shares                           April 15, 1999

Schwab Financial Services Fund (formerly known as Financial Services            May 15, 2000
Focus Fund)

Schwab Health Care Fund (formerly known as Health Care Focus Fund)              May 15, 2000

Schwab Technology Fund (formerly known as Technology Focus Fund)                May 15, 2000

Schwab Hedged Equity Fund -- Investor Shares                                    August 6, 2002

Schwab Hedged Equity Fund -- Select Shares                                      August 26, 2003

Schwab Small--Cap Equity Fund -- Investor Shares                                May 19, 2003

Schwab Small--Cap Equity Fund -- Select Shares                                  May 19, 2003

Schwab Dividend Equity Fund -- Investor Shares                                  September 23, 2003

Schwab Dividend Equity Fund -- Select Shares                                    September 23, 2003

Schwab Premier Equity Fund -- Investor Shares                                   November 16, 2004

Schwab Premier Equity Fund -- Select Shares                                     November 16, 2004

Schwab Target 2010 Fund                                                         May 4, 2005

Schwab Target 2015 Fund                                                         November 12, 2007

Schwab Target 2020 Fund                                                         May 4, 2005

Schwab Target 2025 Fund                                                         November 12, 2007

Schwab Target 2030 Fund                                                         May 4, 2005

Schwab Target 2035 Fund                                                         November 12, 2007

Schwab Target 2040 Fund                                                         May 4, 2005

Schwab Retirement Income Fund                                                   May 4, 2005

Schwab Large Cap Growth Fund -- Investor Shares                                 May 24, 2005

Schwab Large Cap Growth Fund -- Select Shares                                   May 24, 2005

Schwab Fundamental US Large Company Index Fund                                  February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                              February 28, 2007

Schwab Fundamental International Large Company Index Fund                       February 28, 2007

Schwab Fundamental Emerging Markets Index Fund                                  November 12, 2007

Schwab Fundamental International Small-Mid Company Index Fund                   November 12, 2007

                                            SCHWAB CAPITAL TRUST

                                            By:
                                                  --------------------
                                                  Jeffrey Mortimer,
                                                  Senior Vice President
                                                  and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:
                                                  --------------------
                                                  Fred Potts,
                                                  Senior Vice President
                                                  Mutual Fund Client Services

Dated as of February 28, 2008

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES
  THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE
                TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                                   FEE
----                                                                   ---
Schwab International Index Fund -- Investor Shares                     Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab International Index Fund -- Select Shares                       Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Small--Cap Index Fund -- Investor Shares                        Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Small--Cap Index Fund--Select Shares                            Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab MarketTrack Growth Portfolio -- Investor Shares (formerly       Five one--hundredths of one percent (.05%) of the
known as Schwab Asset Director--High Growth Fund)                      Fund's average daily net assets

Schwab MarketTrack Growth Portfolio -- P Shares                        Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab        Five one--hundredths of one percent (.05%) of the
Asset Director--Balanced Growth Fund)                                  Fund's average daily net assets

Schwab MarketTrack Conservative Portfolio -- Investor Shares           Five one--hundredths of one percent (.05%) of the
(formerly known as Schwab Asset Director--Conservative Growth Fund)    Fund's average daily net assets

Schwab MarketTrack Conservative Portfolio -- P Shares                  Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab S&P 500 Index Fund--Investor Shares                             Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab S&P 500 Index Fund--e.Shares                                    Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab S&P 500 Index Fund--Select Shares                               Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)      Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

FUND                                                                   FEE
----                                                                   ---
Laudus International MarketMasters Fund -- Investor Shares (formerly   Five one--hundredths of one percent (.05%) of the
known as Schwab International MarketMasters Fund -- Investor Shares,   Fund's average daily net assets
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus International MarketMasters Fund -- Select Shares (formerly     Five one--hundredths of one percent (.05%) of the
known as Schwab International MarketMasters Fund -- Select Shares,     Fund's average daily net assets
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus U.S. MarketMasters Fund -- Investor Shares (formerly known as   Five one--hundredths of one percent (.05%) of the
Schwab U.S. MarketMasters Fund -- Investor Shares, Schwab              Fund's average daily net assets
MarketManager Growth Portfolio and Schwab OneSource
Portfolios--Growth Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares (formerly known as     Five one--hundredths of one percent (.05%) of the
Schwab U.S. MarketMasters Fund -- Select Shares, Schwab                Fund's average daily net assets
MarketManager Growth Portfolio and Schwab OneSource
Portfolios--Growth Allocation)

Schwab Viewpoints Fund -- Investor Shares (formerly known as Laudus    Five one--hundredths of one percent (.05%) of the
Balanced MarketMasters Fund -- Investor Shares, Schwab Balanced        Fund's average daily net assets
MarketMasters Fund -- Investor Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios--Balanced Allocation)

Schwab Viewpoints Fund -- Select Shares (formerly known as Laudus      Five one--hundredths of one percent (.05%) of the
Balanced MarketMasters Fund -- Select Shares, Schwab Balanced          Fund's average daily net assets
MarketMasters Fund -- Select Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios--Balanced Allocation)

Laudus Small--Cap MarketMasters Fund -- Investor Shares (formerly      Five one--hundredths of one percent (.05%) of the
known as Schwab Small--Cap MarketMasters Fund -- Investor Shares,      Fund's average daily net assets
Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios--Small Company)

Laudus Small--Cap MarketMasters Fund -- Select Shares (formerly        Five one--hundredths of one percent (.05%) of the
known as Schwab Small--Cap MarketMasters Fund -- Select Shares,        Fund's average daily net assets
Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios--Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab     Five one--hundredths of one percent (.05%) of the
Asset Director--Aggressive Growth Fund)                                Fund's average daily net assets

FUND                                                                   FEE
----                                                                   ---
Schwab Institutional Select S&P 500 Fund (formerly known as            Five one--hundredths of one percent (.05%) of the
Institutional Select S&P 500 Fund)                                     Fund's average daily net assets

Schwab Total Stock Market Index Fund -- Investor Shares                Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Total Stock Market Index Fund -- Select Shares                  Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Financial Fund (formerly known as Financial Services Focus      Five one--hundredths of one percent (.05%) of the
Fund)                                                                  Fund's average daily net assets

Schwab Health Care Fund (formerly known as Health Care Focus Fund)     Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Hedged Equity Fund -- Investor Shares                           Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Hedged Equity Fund -- Select Shares                             Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Small--Cap Equity Fund -- Investor Shares                       Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Small--Cap Equity Fund -- Select Shares                         Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Dividend Equity Fund -- Investor Shares                         Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Dividend Equity Fund -- Select Shares                           Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Premier Equity Fund -- Investor Shares                          Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Premier Equity Fund -- Select Shares                            Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Target 2010 Fund                                                Zero percent (0%) of the Fund's average daily net
                                                                       assets

Schwab Target 2015 Fund                                                Zero percent (0%) of the Fund's average daily net
                                                                       assets

Schwab Target 2020 Fund                                                Zero percent (0%) of the Fund's average daily net
                                                                       assets

Schwab Target 2025 Fund                                                Zero percent (0%) of the Fund's average daily net
                                                                       assets

FUND                                                                   FEE
----                                                                   ---
Schwab Target 2030 Fund                                                Zero percent (0%) of the Fund's average daily net
                                                                       assets

Schwab Target 2035 Fund                                                Zero percent (0%) of the Fund's average daily net
                                                                       assets

Schwab Target 2040 Fund                                                Zero percent (0%) of the Fund's average daily net
                                                                       assets

Schwab Retirement Income Fund                                          Zero percent (0%) of the Fund's average daily net
                                                                       assets

Schwab Large Cap Growth Fund -- Investor Shares                        Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Large Cap Growth Fund -- Select Shares                          Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Fundamental US Large Company Index Fund                         Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Fundamental US Small-Mid Company Index Fund                     Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Fundamental International Large Company Index Fund              Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Fundamental Emerging Markets Index Fund                         Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Fundamental International Small-Mid Company Index Fund          Five one--hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Except with respect to the Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab 2020 Fund, Schwab Target 2025 Fund, Schwab 2030 Fund, Schwab Target 2035 Fund, Schwab 2040 Fund and the Schwab Retirement Income Fund, the aforementioned transfer agency services fees shall be reduced to the extent a third--party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain sub--transfer agency services. In no event shall this fee reduction with respect to any third party intermediary be greater than four one--hundredths of one percent (.04%) of the average daily net assets of the Fund with respect to which such third--party intermediary provides sub--transfer agency services. This fee reduction shall exclude fees paid to a third party intermediary for shareholder related services.

                                            SCHWAB CAPITAL TRUST

                                            By:
                                                  --------------------
                                                  Jeffrey Mortimer,
                                                  Senior Vice President
                                                  and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:
                                                  --------------------
                                                  Fred Potts,
                                                  Senior Vice President
                                                  Mutual Fund Client Services


Dated as of February 28, 2008